File Number: 333-126384
                                                Filed Putsuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                  June 28, 2006

                  Pioneer Focused Equity Fund Supplement to the
                  December 1, 2005 Class A, B and C Shares and
                           Class Y Shares Prospectuses

A proposal to reorganize Pioneer Focused Equity Fund into Pioneer Research Fund, another fund managed by Pioneer Investment Management, Inc., is being submitted for approval by Focused Equity Fund's shareholders at a meeting anticipated to be held on October 17, 2006. If approved by shareholders, the reorganization is expected to be effective on or as soon as possible after October 20, 2006. There can be no assurance that the reorganization will be approved or, if approved, completed. The Trustees approved the proposed reorganization and determined that it is in the best interests of shareholders of both funds. The proposed reorganization is expected to be a tax-free transaction, which means that neither Focused Equity Fund nor Research Fund will recognize any gain or loss, and Focused Equity Fund's shareholders will not recognize any gain or loss on their receipt of Research Fund's shares, as a direct result of the reorganization.

Pending shareholder approval, Pioneer Focused Equity Fund will no longer accept new purchases, including exchanges, as of the close of business on October 19, 2006. We currently anticipate that the reorganization will take place at the close of business on October 20, 2006.

                                                                   19660-00-0606
                                         (C)2006 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC